SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2011

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On April 19, 2011, we entered into a First Amendment to Ownership Limitation Waiver Agreement (Cohen & Steers) with Cohen & Steers Capital Management, Inc., which we refer to as Cohen & Steers.  The First Amendment increases the number of shares of our Series D Preferred Stock that Cohen & Steers may acquire from 1,001,443 shares to 1,250,000 shares.

The foregoing description of the First Amendment is qualified in its entirety by Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)         Exhibits

10.1	First Amendment to Ownership Limitation Waiver Agreement (Cohen & Steers)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: April 25, 2011                                                                By: /s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index

10.1	First Amendment to Ownership Limitation Waiver Agreement (Cohen & Steers)